July 15, 2020

VIA EDGAR CORRESPONDENCE

John Dana Brown

Attorney Advisor

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	ProShares Trust II
Amendment No. 1 to Registration Statement on Form S-3
Filed June 12, 2020
File No. 333-237993

Dear Mr. Brown:

We are writing on behalf of ProShares Trust II (the “Trust”) to respond to the Staff’s comment letter dated June 30, 2020, in connection with the Staff’s review of the above-referenced Registration Statement .

Your comments, as well, as the Trust’s responses, are set forth below.

1.

Comment: Risk Factors, page 5 We note your response to our prior comment 2. Please revise the second risk factor on page 20 to discuss how the funds’ early move to the September 2020 contract, which was near the time of the Oil Subindex’s early roll to the September contract, impacted performance, relative to what performance would have been if the benchmark had not changed.

Response: The requested disclosure has been added to the Risk Factor captioned “For the Funds linked to a benchmark, changes implemented by the benchmark provider that affect the composition and valuation of the benchmark could negatively impact the performance of the Funds” appearing on page 20 of Pre-Effective Amendment No. 2 to the Registration Statement (“Amendment No. 2”).

2.

Comment: General We note the disclosure in the Form 8-K filed on June 25 regarding a change to investment strategies for the Oil Funds through additional portfolio adjustments as well as an intended change to a new benchmark. Please revise the prospectus throughout to describe the short-term portfolio adjustments as well as the intended long-term change to the benchmark, including, for example, a complete description of the new benchmark along with updated investment objectives and strategies and risk factors disclosure.

Response: Changes to the Oil Funds’ investment strategies made in early July 2020 are disclosed on pages 3, 12, 14, 17, 27 and 41 of Amendment No. 2. The Oil Funds’ intent to change their benchmark to a new benchmark is disclosed on pages 2 and 20 of Amendment No. 2. The new benchmark is described on page 35 of Amendment No. 2. The Oil Funds intend to amend and restate their prospectus in order to reflect the Oil Funds’ change to a new benchmark and to update their investment objectives and strategies and risk factors disclosure if the Division of Trading and Markets of the Securities and Exchange Commission approves changes to the exchange listing rules applicable to the Oil Funds.

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We believe that the prospectus revisions reflected in pre-effective amendment no. 2 to the above-referenced Registration Statement on Form S-3 adequately address the Staff’s comments. If you or any other Staff member should have any further comments or questions regarding this filing, please contact me at (240) 497-6400. Thank you for your time and attention to this filing.

Very truly yours,

/s/ Robert J. Borzone, Jr.
ProShare Capital Management LLC
Senior Director, Counsel

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